U.S. Concrete, Inc. (“USCR”) Environmental, Social and Governance Update April 2021 Orca Quarry, Polaris Materials

Disclaimer CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Certain statements and information provided in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, outlook, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “intend,” “should,” “expect,” “plan,” “target,” “anticipate,” “believe,” “estimate,” “outlook,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are predictions based on our current expectations and projections about future events which we believe are reasonable. Actual events or results may differ materially. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We believe that these risks and uncertainties include, but are not limited to: general economic and business conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage, and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes by our competitors; governmental requirements and initiatives, including those related to mortgage lending, financing or deductions, funding for public or infrastructure construction, land usage, and environmental, health, and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers’ and our customers’ access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; the effects of currency fluctuations on our results of operations and financial condition; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage, results of litigation and other claims and insurance coverage issues. These risks and uncertainties also include the effects of COVID-19; the length and severity of the COVID-19 pandemic; the pace of recovery following the COVID-19 pandemic; our ability to implement cost containment strategies; and the adverse effects of COVID-19 on our business, the economy and the markets we serve. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All written and oral forward-looking statements made in connection with this press release that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by the “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We are under no duty to update any of the forward-looking statements after the date of this press release to conform such statements to actual results or to changes in our expectations, except as required by federal securities laws. There can be no assurance that other factors will not affect the accuracy of these forward-looking statements or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Unpredictable or unknown factors we have not discussed in this press release also could have material effects on actual results or matters that are the subject of our forward-looking statements. We undertake no obligation to, and do not intend to, update our description of important factors each time a potential important factor arises. Non-GAAP Financial Measures. Included in this presentation are certain non-GAAP financial measures that we believe are useful for investors. These non-GAAP financial measures may not be comparable to similarly titled measures other companies report and are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. Please see the appendix to this presentation reconciliations. Industry and Market Data. This presentation includes industry data that we obtained from various third-party sources, including periodic industry publications, data compiled by the United States Census Bureau, and industry reports produced by consultants and trade associations. These third-party sources generally include a statement that the information contained therein has been obtained from sources believed to be reliable. However, industry and market data is subject to change and cannot always be verified with certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey. Neither we nor the initial purchasers have independently verified any of the data from third-party sources nor have we or the initial purchasers ascertained the underlying economic assumptions relied upon therein. As a result, you should be aware that industry, market and other similar data set forth herein, and estimates and beliefs based on such data, might not be accurate. 2

U.S. Concrete Overview Manhattan, NY 3

U.S. Concrete Summary

- U.S. Concrete is one of the largest heavy materials companies in North America
  - **Focused on building defensible vertically integrated market positions with an increasing concentration on aggregates to create a unique and value enhancing franchise that is difficult to replicate**
- Operates in some of the fastest growing and most attractive metropolitan markets in the U.S., including New York City, Philadelphia, Washington, D.C., Dallas-Fort Worth, San Francisco, and Los Angeles
- Vertically integrated into aggregates, internally supplying approximately 42% of our aggregates requirements to our ready-mix operations
- Our market leadership, vertical integration and logistics expertise provide us with significant competitive advantages that enable us to offer a compelling value proposition for our customers, suppliers and shareholders

Key Figures [1]	2011	2020
Aggregates ('000 tons)	2.7	12.6
Ready-Mixed Concrete (mm cyd)	4.0	8.2
Revenue ($mm)	$428	$1,366
Adjusted EBITDA[2] ($mm)	$8	$193
Vertical Integration %	22%	42%
Ready-Mixed Concrete Plants	113	194
Aggregates Facilities	7	20

Asset Base	Aggregates Producing Facilities		Ready-Mixed Concrete Operating Facilities	
	2011	Current	2011	2020
West Region	0	1	18	28
East Region	3	5	26	38
Central Region	4	14	69	128
Total	7	20	113	194

US CONCRETE

1) Derived from respective yearly financial statements.
2) Adjusted EBITDA is a non-GAAP financial measure. See appendix for a reconciliation to the comparable GAAP measure.

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West Region Market Driver: Technology 28 1 2 East Region Market Driver: Financial Services / Government 38 5 5 Central Region Market Driver: Diversified 128 14 2011 2020 113 7 0 194 20 7 Ready-Mixed Concrete Operating Facilities Aggregates Producing Facilities Aggregates Distribution Terminals (1) Source: U.S. Census Bureau 2019 population statistics. (2) As of December 31, 2020, calculated on an LTM basis. Company Total 5 Large, High Quality, Vertically Integrated Asset Base USCR operates in markets with 20% of U.S. population, and in 5 of 10 largest MSAs(1) Ready-Mixed Concrete Market Aggregates Market 30% 37% 33% 1% % of USCR Revenue(2)%

Investment Growth and Value Proposition Long-term opportunities from Aggregates and Technology investments U.S. Concrete has a defensible, strategic network of ready-mixed concrete plants in high growth areas. Where’s My Concrete?™ provides a competitive advantage through optimizing workflow - from quoting a job to pouring on a job site. USCR continually invests in technology that is superior in quality to industry standards, and creates revenue diversification. USCR continues to grow its aggregates segment which is a significant component of the Company’s long- term value proposition. USCR has an extensive, successful track record of acquisitions and greenfield development to drive growth and value. READY MIX TECHNOLOGYAGGREGATES 6

7 Portfolio Diversity Enhances Value Revenue Mix by Region Ready-Mixed Volume by End Market Reported Segment Adj. EBITDA Central: 37% East: 33% Commercial & Industrial: 58% Infrastructure: 16% Residential: 26% Aggregates: 35% Ready-mixed Concrete: 65% West: 30% Diverse Geography: Diverse Project Type: Diverse Sources: Operating assets across major metropolitan markets that represent over 20% of the population in the United States Agility to support all projects in our markets with our expertise in materials sourcing, mix design, relationships and plant locations Robust aggregates portfolio provides vertical integration for our ready-mixed assets including terminals near major markets Note: As December 31, 2020, calculated for the fiscal year.

U.S. Concrete Fiscal Year 2020 Results Cash Flow Generation Cost Controls Operating Margins Safety & Health 8 • COVID-19 protocols allowed us to operate as an essential service, subject to compliance with applicable safety and health restrictions • Two of our key markets, New York City and Dallas-Fort Worth, were the top two markets in terms of construction starts in 2020 according to Dodge Data • Resilient and improving aggregates and concrete average selling prices (“ASP”) and operating margins during a challenging market environment • Continued ready-mix segment margin improvement, despite cement supply challenges in the West region and COVID-19 related disruptions which lowered ready-mix volumes • Consolidated Adjusted EBITDA(1) margin of 14.1% for FY’20, a 160 basis point improvement over FY’19 • Record Adjusted Free Cash Flow(1) of $158.6MM generated during FY’20, a $53.6MM increase over FY’19 (1) See appendix for reconciliation of non-GAAP measures

Multiple Levers to Drive Growth Strong track record of creating value through consistent execution of a profitable growth strategy Operating Excellence Strategic Acquisitions Product Development Market Growth • Increased self-supply of higher margin aggregates • Realization of operating improvements • Increased use of technology to drive improved logistics, e.g. Where’s My Concrete?™ • Higher margin aggregates strengthen portfolio • Increase vertical integration into aggregates • Augment existing market positions with bolt-on acquisitions • National Research Laboratory • Leader in sustainable product development • Able to meet stringent specifications • Well diversified end markets with significant room for continued expansion • Markets growing faster than the national average Organic Growth • Proven ability to meet changing market demands • Further aggregates volume pull through • Strong customer relationships 9

Strategic Growth Plans Through 2025 10 By 2025, USCR will strive to become a larger, more diversified company with $300mm in EBITDA* and 20% EBITDA margins*. In pursuit of these goals, management will focus on the following initiatives: West Region Central Region East Region • Targeted acquisitions • Cementitious terminal • Black Bear development projected to be operational by end of 2023 – sales in 2024 • Increase in aggregate distribution terminals / capacity • Development and/or acquisition of coarse aggregates in DFW • Growth through ready- mixed concrete greenfields or acquisitions • Targeted acquisitions • Expand coarse aggregate position • Growth through increased use of plant versatility and greenfields Improved Use of Technology to Drive Better Decision Making and Greater Efficiencies Evaluate New Geography for Future Growth (Southeast, Rocky Mountains, Pacific NW, Southern CA) Strengthen and Reinforce Existing Footprint1 2 3 Continually Review Portfolio for Divestiture / Swap of Non-Core Assets4 *EBITDA and EBITDA margins are non-GAAP measures. Because certain GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward- looking non-GAAP measures.

ESG Update The Campus at Lawson Lane, Santa Clara, CA (Largest single placement of CarbonCure™ in the Country - 7,665 cubic yards) 11

Our Sustainability Focus Areas 12 Commitment to Our People Local Community Investment & Engagement Customer Service & Product Responsibility Environmental Stewardship • Health, Safety & Wellness • Diversity & Inclusion • Attraction & Retention • Talent Acquisition • Performance Management • Learning & Development • Community Engagement • Charitable Contributions • Employee Volunteerism • Helping Customers Reduce Their Environmental Footprints • Automation and Improved Process with Where’s My Concrete™ • Exceptional Customer Service & Feedback Mechanisms • Regulatory Compliance • Water Stewardship • Energy Efficiency • Circular Economy & Materials Recovery • Utilizing Best Available Control Technologies (BACT) VALUES/GUIDING PRINCIPLESETHICS & INTEGRITY GOOD GOVERNANCE Business Ethics

USCR Sustainability Goals - 2030 Our commitment to sustainability – 13 2030 Environmental Stewardship Commitment to Our People Local Community Customer Service & Product Responsibility Instilling and ensuring a safe work environment Positively influence our communities through giving and volunteering Provide technology solutions and products that build a sustainable environment Continue to take actions to improve our environmental stewardship U.S. Concrete is committed to achieving business success in an ethical and socially responsible manner, while striving to minimize our environmental footprint. To fulfill this commitment, we work continuously to: • Maintain full compliance with all applicable regulations • Increase energy efficiency, reduce carbon emissions, conserve water and reduce waste • Foster a work environment that supports employee health, safety, diversity and inclusion • Provide superior products and services to advance environmental and societal improvement and progress

Sustainability Highlights - 2020

Innovation

USCR's National Research Laboratory featured in a 2020 *New York Times* article on industry innovation

Climate Change

Waterborne aggregates replaced **~210,000** trucks

Circular Economy

21%

of cement substituted with Supplementary Cementitious Materials (SCMs) with **468,000** tons of CO_2 reduction

Carbon Reduction

Supplied more than

350,000 cyd

with CarbonCure™

Safety

100%

of ready-mix trucks[1] installed with video-based safety and technology platforms to enhance accident prevention measures

Customer Service

+15.5 million[2]

cubic yards of concrete processed with Where's My Concrete™



Polaris Materials is the proud recipient of British Columbia's Mine Reclamation Award in 2020

(1) Continental U.S. fleet
(2) Includes both USCR production and external customers of Where's My Concrete?™

US CONCRETE

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Approach to Environmental Leadership

We strive to improve our business practices to be responsive to growing environmental challenges

Our Sustainability Strategy

We are committed to reducing our environmental impact by:

1. ***Measuring Our Carbon Footprint / Emission***
   - ✓ Since 2008, we have been measuring our carbon footprint on an annual basis at several of our ready-mix plants across the country
2. ***Monitoring and Controlling Air Emissions***
   - ✓ We operate in compliance with air-quality standards and have plans to further reduce and control air emissions
3. ***Utilizing Renewable Energy***
   - ✓ Our plants and 15% of our delivery trucks in California are now powered by RD99 biofuels, which helps reduce the amount of CO_2 we are emitting into the atmosphere
4. ***Ensuring Concrete Recycling***
   - ✓ Our ready-mix facilities utilize the best practices to recycle unused concrete returned to the plants
5. ***Optimizing Water Management***
   - ✓ We strive to optimize our water use by collecting processed water in retention ponds and recycling it into our manufacturing process, with a goal of zero processed water discharge
6. ***Monitoring / Reporting Our Environmental Practices***
   - ✓ Many of our facilities are recognized for continual improvement of environmental management practices, earning National Ready Mixed Concrete Association (NRMCA) Green-star Certification

Current Highlights

- Pioneered technology for low CO_2 concrete
  - ✓ Our national research laboratory was featured in an August 2020 *New York Times* article about industry innovation
  - ✓ Reduced Levi's Stadium carbon footprint by an estimated 23 million lbs. of carbon emissions and reduced Nvidia's Endeavor building by an estimated 6.7 million lbs. of carbon emissions
- First company in the U.S. ready-mixed concrete industry to adopt the 2030 Challenge to develop Environmental Product Declarations ("EPD")
  - ✓ USCR has over 15,000 EPDs nationwide
  - ✓ Integrating Climate Earth's EPD tool in our submittal process, thereby delivering on-demand EPDs for every product offering
- Strategic investments in technology to recycle CO_2 to reduce carbon footprint while positively affecting product performance, further enhancing value proposition
  - ✓ CarbonCure has been retrofitted into existing concrete plants

Key Industry Partnerships

BUILD WITH STRENGTH | CIM | U.S. Green Building Council LEED | GREEN-STAR™ NRMCA | NSSGA National Stone, Sand & Gravel Association | PAVE AHEAD Durable. Sustainable. Concrete. | RMC Research & Education Foundation

US CONCRETE

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Meeting Bay Area Demand for Low-Carbon Concrete – Sequestering Recycled CO_2

USCR is the largest CarbonCure™ producer on the U.S. West Coast

- In 2019, U.S. Concrete's West Region placed the first commercial ready-mixed application of CarbonCure™ on the West Coast at the New Academic Building at the University of California's Hastings College of Law.
- During the fall of 2020, USCR's West Region supplied concrete for the new LinkedIn Middlefield Campus, with CarbonCure™ included in their low embodied carbon mixes (recycled cementitious materials) which helped to achieve our client's aggressive carbon goals.
- USCR's West Region has completed more than 470 projects and 290,900 cubic yards of projects in the Bay area with CarbonCure™ as of January 2021.
- We also supplied the largest continuous placement of CarbonCure™ concrete in a single day—195 trucks delivering 7,665 cubic yards in just under 11 hours.



LinkedIn Middlefield Campus – a CarbonCure™ Project
Mountain View, CA

US CONCRETE

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75% 60 7 25% 75% Creating Sustainable Value with our People 17 years years Independent Directors Average Director age Average Director tenure Women or Minority Directors Directors who are current or former CEOs / COOs Composition of Senior Management Total U.S. Employee Base Board of Directors 9% 91% Female Male 22% 78% Female Male 48% 52% Ethnic Minorities Caucasian 20% 80% Ethnic Minorities Caucasian

Commitment to Human Capital Management Our people and commitment to teamwork are what set us apart • We believe that management and each and every employee have a shared responsibility in the promotion of health and safety in the workplace • We prioritize workforce safety and harmony around our disciplines of Courage, Compassion and Credibility (C3) • Our leaders hold regular town halls to reinforce our health and workplace safety values 18 Health and Safety at U.S. Concrete Talent Development Opportunities COVID-19 Protocols • We take an active approach in recruiting, developing and retaining our employees to ensure we grow leaders that achieve extraordinary results • Our Professional Development Program aims to accelerate and broaden learning to prepare the next generation of leaders at USCR by providing on-the-job training and exposure to multiple areas of our business • At the onset of the pandemic, we immediately committed to follow guidance from global healthcare leaders and focused on taking care of our people • As an essential service, our business continued operations throughout the pandemic, with an emphasis on strict safety and sanitation protocols in our plants and offices • We continue to monitor government-related mandates and maintain our focus on safety while serving our customers

Executive Compensation Philosophy and Design Our Board’s compensation committee maintains a rigorous pay setting process 19 Compensation Program and Risk Management • The Compensation Committee reviews our compensation structure from the perspective of enterprise risk management to ensure it does not encourage excessive risk-taking, and the plan includes the following design features: Base Salaries Annual Incentives Long-Term Equity Awards Compensation Mix • Sole fixed element of compensation structure • Based on a combination of Company and business unit financial results and the accomplishment of individual and business unit strategic goals • Creates a long-term link between compensation provided to executive officers and other key management personnel and gains realized by shareholders • Provides an appropriate mix of “at- risk” compensation that is tied to meeting business objectives Annual and Long-Term Incentive Compensation Aligned with Strategy and Performance

Our Board of Directors Experienced leaders from a diverse range of relevant backgrounds aligned with our strategy Michael Lundin Independent Chairman U.S. Concrete • Financial expertise in addition to minerals, logistics and aggregates experience • Prior CEO/President of Michigan Limestone, Operating Executive at Resilience Capital Partners and President, CEO & COO at Oglebay Norton Co. 20 William Sandbrook Prior Chairman & CEO U.S. Concrete • 29+ years of experience in the building materials industry • Prior CEO of CRH Oldcastle’s Products and Distribution business in North and South America and prior Chairman of the National Ready Mixed Concrete Association Susan Ball CFO, EVP and Treasurer Team, Inc. • 35+ years of experience in the accounting industry with expertise in finance, M&A, accounting and tax • Prior CFO, EVP Treasurer at CVR Energy Kurt Cellar Prior Portfolio Manager Bar Harbour Management • Significant experience as an investor with financial and accounting expertise • Private investor, consultant and director to a number of companies Rajan Penkar President & Founder Supply Chain Advisory Services • Extensive experience in supply chain design and optimization in addition to financial and technology expertise • Prior SVP and President of Supply Chain at Sears and President of Customer Solutions at UPS Ronnie Pruitt President & CEO U.S. Concrete • Significant experience in the building materials industry and as an executive officer of the Company • Prior COO at U.S. Concrete and VP of Cement Sales at Martin Marietta Theodore Rossi Chairman & CEO Rossi Group • Extensive experience in the building material products sector and extensive international experience • Prior Chairman & CEO at American Hardwood Industries and Chairman & CEO at Rossi American Hardwoods Colin Sutherland President SC Market Analytics • 31+ years of industry-specific growth strategy experience, and deep knowledge of valuation, M&A integration and USCR’s geographic markets • Prior VP of Commercial Strategy at Votorantim Cement North America

• Regularly evaluate mix of Board attributes, skills and experiences in the context of our strategy and evolving industry and business trends • Focus on director candidates who possess a multitude of skills, professional experiences and backgrounds aligned with our strategy • Give due consideration to diversity in business experience, professional expertise, gender and nationality among the Board members Board Composition We have thoughtfully constructed our Board to advance our strategy Diverse and Complementary Skills, Experiences and Qualifications 21 Lundin Pruitt Ball Cellar Penkar Rossi Sandbrook Sutherland Current or Prior CEO / COO Experience ✓ ✓ ✓ ✓ ✓ ✓ Senior Executive Leadership ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Industry Experience ✓ ✓ ✓ ✓ Financial Literacy ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Global Experience ✓ ✓ ✓ ✓ ✓ ✓ Finance and Capital Markets Transactions ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Mergers and Acquisitions ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Technology ✓ ✓ ✓ Risk Management ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Corporate Governance ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Process Overview Board Refreshment Process New Independent Directors Added Since 2019 Rajan Penkar (2020) President & Founder of Supply Chain Advisory Services Susan Ball (2019) CFO, EVP and Treasurer of Team, Inc. Our Process in Action

Board Committees and Risk Oversight Our approach to committee composition and responsibilities Our Board’s Role in Risk Oversight • The Board oversees risk assessment and risk management activities to identify, prioritize, assess, monitor and mitigate material risks facing the Company • The Board oversees strategic, operational, compliance, data security, and financial risks • The Board’s committees are also responsible for various components of the Board’s risk oversight activities 22 Audit Committee • Assesses financial risks and exposures, the adequacy and effectiveness of our accounting and financial controls and steps management has taken to monitor / control financial risks • Oversees the Company’s data privacy and network security risks and strategy Compensation Committee • Considers risks presented by the Company’s compensation policies and practices, as well as risks related to succession and management development • Makes recommendations concerning long-term incentive compensation plans, including equity-based incentives Nominating and Corporate Governance Committee • Reviews and makes recommendations to the Board with respect to the size, composition and organization of the committees of the Board • Oversees the Board’s self- evaluation process Cellar (Chair); Lundin; RossiRossi (Chair); Penkar; SutherlandBall (Chair); Lundin; Penkar; Sutherland

Corporate Governance Committed to strong corporate governance that promotes the long-term interests of our shareholders Board Practices Board Accountability Stock Ownership / Compensation • Regular Board, committee and director evaluations • Board and committee review of strategic, operational and compliance risks • Director orientation and continuing education programs • Annual election of directors • Majority vote standard in place • Independent directors hold executive sessions • Robust stock ownership guidelines for directors and officers • Prohibit directors and officers from engaging in any hedging of company stock • Pay for performance, market competitive compensation aligned with strategy and culture Board Independence • Separate CEO and Independent Board Chair • Majority of directors are independent • All Board committees are composed of independent directors 23

Growing Automation and Process Improvement and its Integration into the Ready-Mixed Concrete business 24 • Pipeline Management • CRM System, including Pricing and Quoting Jobs Sales and Marketing • Mix Design, LabQuality Control • Highly Automated ProcessBatchers • Digital Ticketing • KPI’s Plant Labor • Real Time Inventory • Fully linked to Mid Office Materials Purchasing • Order Details including Mix Design, Pour Rate Analysis • Customer Chat Feature with Dispatch Dispatch and Ordering • Digital Ticketing • Clock in at the Cab Delivery/Drivers • KPI’s – Better VisibilityR&M • Highly Automated • Front Office and Back Office Alignment Mid Office • View Jobs and Orders • Track Delivery Status in Real-Time Customer App SALES ANALYTICS CUSTOMERS DISPATCH DRIVERS TICKETS

25 Increasing Vertical Integration into Aggregates Enhances Value Chain Logistical Expertise with Continued Investments in Technology Creating Value through Acquisitions with Track Record of Successful Integrations Solid Balance Sheet and Ample Liquidity ($420 million as of December 31, 2020)(1) Market Leader in Favorable Geographic Markets(2) Large, High Quality, Vertically Integrated Asset Base Diverse Board Advising on Strategy, Overseeing Risk and Supporting Long Term Value Creation A Compelling Long-Term Investment Growth Value 1) Liquidity is defined as available borrowing under our ABL Revolving Credit Facility and Delayed Draw Term Loan Facility, plus Cash & Cash Equivalents. See Appendix. 2) Based on Management estimates.

Appendix Orca Quarry, British Columbia, CA 26

Reconciliation of Non-GAAP Financial Measures

($ in millions)	Year ended December 31, 2011	2015	2016	2017	2018	2019	2020
Adjusted EBITDA Reconciliation							
Income (loss) from continuing operations	($10.2)	($5.1)	$9.6	$26.2	$31.3	$16.3	$24.5
Income tax expense (benefit)	(0.8)	0.8	21.2	12.4	16.8	12.3	(5.0)
Interest expense (benefit), net	11.1	21.7	27.7	42.1	46.4	46.1	45.9
Loss on extinguishment of debt	-	-	12.0	-	-	-	12.4
Derivative loss (gain)	(13.4)	60.0	19.9	0.8	-	-	-
Depreciation, depletion and amortization	18.6	43.6	54.9	67.8	91.8	93.2	99.7
Non-cash change in value of contingent consideration	-	0.9	5.2	7.9	-	2.8	(7.3)
Impairment of assets	-	-	-	6.2	1.3	-	-
Hurricane-related (gains) losses, net	-	-	-	3.0	(0.8)	(2.1)	-
Quarry dredge costs for specific event	-	-	-	3.4	1.1	-	-
Purchase accounting adjustments for inventory	-	-	-	1.3	0.8	-	4.9
Foreign currency losses resulting from Polaris acquisition	-	-	-	1.9	-	-	-
Non-cash stock compensation expense	2.1	5.8	7.1	8.3	10.4	19.1	11.6
Acquisition-related costs, net	-	3.8	2.2	10.1	6.2	0.1	2.8
Realignment initiative costs	-	-	-	-	-	-	1.7
Officer transition expenses	0.3	0.4	-	0.8	-	0.6	0.2
Loss on mixer truck fire	-	-	-	-	-	0.7	-
Litigation settlement costs	-	-	-	-	2.1	0.3	-
Eminent domain matter	-	-	-	-	0.7	(5.3)	-
Gain on sale of business	-	-	-	-	(14.6)	-	-
Pension withdrawal liability	-	-	-	-	-	-	1.5
Adjusted EBITDA	**$7.7**	**$131.9**	**$159.8**	**$192.2**	**$193.5**	**$184.1**	**$192.9**
Adjusted EBITDA margin	1.7%	13.5%	13.7%	14.4%	12.8%	12.5%	14.1%

Total Adjusted EBITDA and Total Adjusted EBITDA Margin are non-GAAP financial measures. We define Total Adjusted EBITDA as our income (loss) from continuing operations, excluding the impact of income taxes, depreciation, depletion and amortization, net interest expense and certain other non-cash, non-recurring and/or unusual, non-operating items including, but not limited to: non-cash stock compensation expense, non-cash change in value of contingent consideration, impairment of assets, acquisition-related costs, officer transition expenses, purchase accounting adjustments for inventory and realignment initiative costs. Acquisition-related costs consist of fees and expenses for accountants, lawyers and other professionals incurred during the negotiation and closing of strategic acquisitions and certain acquired entities' management severance costs. Acquisition-related costs do not include fees or expenses associated with post-closing integration of strategic acquisitions. We define Total Adjusted EBITDA Margin as the amount determined by dividing Total Adjusted EBITDA by total revenue. We have included Total Adjusted EBITDA and Total Adjusted EBITDA Margin herein because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use Total Adjusted EBITDA and Total Adjusted EBITDA Margin to monitor and compare the financial performance of our operations. Total Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of Total Adjusted EBITDA may not be comparable to similarly titled measures other companies report. Total Adjusted EBITDA and Total Adjusted EBITDA Margin are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. The table above reconciles Total Adjusted EBITDA to the most directly comparable GAAP financial measure, which is income (loss) from continuing operations and is presented per respective years financial statements.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

US CONCRETE

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Reconciliation of Non-GAAP Financial Measures Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP. 28 ($ in millions) 2015 2016 2017 2018 2019 2020 Adjusted Free Cash Flow Reconciliation Net cash provided by operating activities $104.3 $115.9 $94.8 $122.8 $138.8 $181.3 Subtract: Purchases of property, plant and equipment (25.0) (40.4) (42.7) (39.9) (42.7) (24.4) Free Cash Flow 79.3 75.5 52.1 82.9 96.1 156.9 Subtract: Purchase of environmental credits - - - (2.8) - - Add: Proceeds from sale of businesses, property, plant and equipment2.5 4.3 3.5 20.7 2.9 1.7 and equipment Add: Proceeds from eminent domain matter and 1.3 - 2.6 6.0 - property insurance claims Adjusted Free Cash Flow $81.8 $81.1 $55.6 $106.2 $105.0 $158.6 Net cash provided by operating activities to net income 7.40x Adjusted Free Cash Flow to Adjusted EBITDA 0.82x Year ended December 31,

Reconciliation of Non-GAAP Financial Measures Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP. 29 ($ in millions) 2015 2016 2017 2018 2019 2020 Aggregate Revenue Net of Freight Reconciliation Aggregates sales to external customers $34.2 $41.7 $49.8 $136.5 $141.7 $152.2 Aggregates intersegment sales 26.2 34.7 40.9 46.1 53.5 64.2 Total: Aggregate products revenue 60.4 76.4 90.7 182.6 195.2 216.4 Subtract: Freight revenue 7.5 8.3 9.4 53.4 52.2 46.5 Total Aggregate Products Revenue, excluding Freight $52.9 $68.1 $81.3 $129.2 $143.0 $169.9 Aggregate Segment Adjusted EBITDA $15.0 $21.7 $27.2 $41.6 $53.8 $80.9 Aggregate Segment Adjusted EBITDA Margin, Net of Freight 28.3% 31.9% 33.4% 32.2% 37.6% 47.6% Year ended December 31, ($ in millions) 2015 2016 2017 2018 2019 2020 Net Debt Reconciliation Total debt, including current maturities and $281.7 $449.3 $693.3 $714.1 $687.3 $702.4 finance lease obligations Subtract: cash and cash equivalents 3.9 75.8 22.5 20.0 40.6 11.1 Net Debt $277.8 $373.5 $670.8 $694.1 $646.7 $691.3 Year ended December 31,

Capitalization Note: Figures in the table above are rounded to the nearest whole number. Total amounts may not foot due to rounding. 1) Includes unamortized premium of $1.8 million. 2) Adjusted EBITDA is a non-GAAP financial measure. See appendix for a reconciliation to the comparable GAAP measure. 30 ($ in millions) Capitalization and Liquidity Maturity Cash & Cash Equivalents $ 11.1 ABL Revolving Credit Facility ($300) 8/31/22 6.5 Delayed Draw Term Loan ($179) 5/01/25 - Finance Leases & Promissory Notes Various 101.7 6.375% Senior Unsecured Notes (1) 6/1/24 201.8 5.125% Senior Unsecured Notes 3/1/29 400.0 Less: Unamortized Debt Issuance Costs (7.6) Total Debt $ 702.4 Liquidity - as of December 31, 2020 Cash 11.1$ ABL Revolving Credit Facility Availability 230.2 Availability - Delayed Draw Term Loan 179.1 Liquidity (1) $ 420.4 Operating Statistics USCR LTM 12/31/20 Adjusted EBITDA (2) 192.9$ Credit Statistics Total Debt / LTM Adjusted EBITDA 3.64 Net Debt / LTM Adjusted EBITDA 3.58 December 31, 2020

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